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                                                                    Exhibit 23.3

                                    CONSENT

We consent to the reference to our firm under the caption "Experts" and to the use of our report of Spearhead Exhibitions Limited dated September 26, 1996, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-14879) and related Prospectus of PGI, Inc., formerly Production Group International, Inc., for the registration of XXX,XXX shares of its common stock.





                                              /s/ Ernst & Young
                                              Chartered Accountants






London, England
13 February 1997